_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): March 30, 1998


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1998, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 1998-2, Mortgage Pass-Through Certificates, Series 1998-4).


                           CWMBS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware              333-45887          95-4449516
----------------------------   -----------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       4500 Park Granada
       Calabasas, California                              91302
     -------------------------                         ----------
       (Address of Principal                           (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                   ----- --------

_________________________________________________________________




Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-4.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-4, Countrywide Securities Corporation ("CSC"), as one of the underwriters of the Underwritten Senior Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit
99.1 hereto, are filed on Form SE dated March 30, 1998.









-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 18, 1998 and the prospectus supplement dated March 25, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-4.




Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 CSC Computational Materials.
          filed on Form SE dated March 30, 1998.




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWMBS, INC.



                              By: /s/ Nicholas Krsnich
                                  -------------------------------
                                  Nicholas Krsnich
                                  Vice President



Dated:  March 30, 1998




                                Exhibit Index
                                -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1      CSC Computational Materials
          filed on Form SE dated March 30, 1998.




                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599





                                        March 30, 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


     Re:  CWMBS, Inc. Alternative Loan Trust 1998-2
          Mortgage Pass-Through Certificates, Series 1998-4
          -------------------------------------------------



Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, Exhibit 99.1 will be filed on Friday, March 27, in paper on Form SE.



                                        Very truly yours,

                                        /s/ Amy Sunshine

                                        Amy Sunshine


Enclosure